                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director and officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Steven
G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ James F. Orr
                                 -----------------------------------------------
                                 James F. Orr
                                 Director
                                 Chairman, President and Chief Executive Officer

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is an officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ Steven G. Rolls
                                 -----------------------------------------------
                                 Steven G. Rolls
                                 Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is an officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ Michael D. Jones
                                 --------------------------------------------
                                 Michael D. Jones
                                 General Counsel and Secretary

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ John F. Barrett
                                 -----------------------------------------------
                                 John F. Barrett
                                 Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ Gary C. Butler
                                 -----------------------------------------------
                                 Gary C. Butler
                                 Director

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ David B. Dillon
                                 ----------------------------------------------
                                 David B. Dillon
                                 Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ Eric C. Fast
                                 -----------------------------------------------
                                 Eric C. Fast
                                 Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ Joseph E. Gibbs
                                 -----------------------------------------------
                                 Joseph E. Gibbs
                                 Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ Roger L. Howe
                                 --------------------------------------------
                                 Roger L. Howe
                                 Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ Steven C. Mason
                                 ----------------------------------------------
                                 Steven C. Mason
                                 Director

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ Philip A. Odeen
                                 -----------------------------------------------
                                 Philip A. Odeen
                                 Director

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /S/ Sidney A. Ribeau
                                 --------------------------------------------
                                 Sidney A. Ribeau
                                 Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William H. Hawkins II and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 2002.



                                 /s/ James M. Zimmerman
                                 --------------------------------------------
                                 James M. Zimmerman
                                 Director